EXHIBIT 99.9
                                 ------------

                            Collateral Term Sheet.

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties

--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.   Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO   FICO
Original Balance                            Loans       Balance        Balance      Balance     Coupon   Score   Score  Score
--------------------------------------------------------------------------------------------------------------------------------
<= 100,000                                     30    $2,147,636          6.53%      $71,681     2.683%     657     720    783
100,001 - 200,000                              58     8,272,525          25.16      142,759      2.678     646     722    822
200,001 - 300,000                              43    10,457,430          31.81      243,416      2.621     644     719    781
300,001 - 400,000                              21     7,428,181          22.60      354,052      2.330     600     719    802
400,001 - 500,000                               4     1,698,734           5.17      425,113      1.565     756     773    784
500,001 - 600,000                               5     2,869,632           8.73      574,450      3.066     674     706    773
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------
Average:  $204,379.64
Lowest:  $24,000.00
Highest:  $600,000.00
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Original Balance                              LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
<= 100,000                                  7.08%     73.87%    80.00%         359            1
100,001 - 200,000                           52.08      73.46     90.00         360            0
200,001 - 300,000                           45.15      73.68     80.00         360            0
300,001 - 400,000                           58.97      73.07     80.00         360            0
400,001 - 500,000                           59.71      73.89     80.00         359            1
500,001 - 600,000                           40.00      61.84     75.00         360            0
-----------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------
Average:  $204,379.64
Lowest:  $24,000.00
Highest:  $600,000.00
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.   Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO   FICO
Cut-Off Balance                             Loans       Balance        Balance      Balance     Coupon   Score   Score  Score
--------------------------------------------------------------------------------------------------------------------------------
<= 100,000                                     30    $2,147,636          6.53%      $71,681     2.683%     657     720    783
100,001 - 200,000                              59     8,472,475          25.77      143,736      2.742     646     721    822
200,001 - 300,000                              41     9,957,273          30.29      243,085      2.483     644     719    778
300,001 - 400,000                              22     7,728,388          23.51      351,595      2.448     600     722    802
400,001 - 500,000                               4     1,698,734           5.17      425,113      1.565     756     773    784
500,001 - 600,000                               5     2,869,632           8.73      574,450      3.066     674     706    773
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------
Average:  $204,187.19
Lowest:  $23,946.10
Highest:  $600,000.00
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Cut-Off Balance                               LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
<= 100,000                                  7.08%     73.87%    80.00%         359            1
100,001 - 200,000                           52.08      73.62     90.00         360            0
200,001 - 300,000                           45.15      73.37     80.00         360            0
300,001 - 400,000                           58.97      73.34     80.00         359            1
400,001 - 500,000                           59.71      73.89     80.00         359            1
500,001 - 600,000                           40.00      61.84     75.00         360            0
-----------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------
Average:  $204,187.19
Lowest:  $23,946.10
Highest:  $600,000.00
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 1 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties


------------------------------------------------------------------------------------------------------------------------------
                                         Number     Aggregate        Percent       Average
                                             of       Current       of Loans      Original      W.A.    Min.    W.A.    Max.
                                       Mortgage     Principal   by Principal     Principal     Gross    FICO    FICO    FICO
Coupon                                    Loans       Balance        Balance       Balance    Coupon   Score   Score   Score
------------------------------------------------------------------------------------------------------------------------------
1.375                                        79   $17,592,261         53.51%      $222,687    1.375%     645     720     822
2.125                                        38     6,664,109          20.27       175,708     2.125     600     728     791
4.125                                         1       113,943           0.35       114,400     4.125     753     753     753
4.250                                         4       482,400           1.47       120,600     4.250     705     706     707
4.750                                         1       245,148           0.75       245,700     4.750     778     778     778
4.875                                         1       178,099           0.54       178,500     4.875     696     696     696
5.000                                         1       352,746           1.07       353,600     5.000     664     664     664
5.125                                         1       272,062           0.83       273,750     5.125     706     706     706
5.250                                         1       292,841           0.89       293,500     5.250     757     757     757
5.375                                        27     5,115,873          15.56       189,871     5.375     657     729     802
5.500                                         1       156,817           0.48       157,000     5.500     646     646     646
5.625                                         3       564,737           1.72       188,533     5.625     700     734     753
5.875                                         3       843,102           2.56       281,667     5.875     664     677     682
------------------------------------------------------------------------------------------------------------------------------
Total:                                      161   $32,874,138        100.00%      $204,380    2.558%     600     722     822
------------------------------------------------------------------------------------------------------------------------------
W.A.:  2.558
Lowest:  1.375
Highest:  5.875
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                            W.A.
                                           Min.       W.A.      Max.   Remaining          W.A.
                                       Original   Original  Original     Term to          Loan
Coupon                                      LTV        LTV       LTV    Maturity           Age
----------------------------------------------------------------------------------------------
1.375                                    43.27%     73.54%    80.00%         360             0
2.125                                     53.33      72.84     80.00         359             1
4.125                                     80.00      80.00     80.00         359             1
4.250                                     90.00      90.00     90.00         360             0
4.750                                     70.00      70.00     70.00         359             1
4.875                                     70.00      70.00     70.00         359             1
5.000                                     75.23      75.23     75.23         359             1
5.125                                     75.00      75.00     75.00         357             3
5.250                                     45.15      45.15     45.15         359             1
5.375                                      7.08      69.68     80.00         359             1
5.500                                     76.59      76.59     76.59         358             2
5.625                                     52.94      57.84     70.00         358             2
5.875                                     60.07      71.25     75.00         359             1
----------------------------------------------------------------------------------------------
Total:                                    7.08%     72.48%    90.00%         360             0
----------------------------------------------------------------------------------------------
W.A.:  2.558
Lowest:  1.375
Highest:  5.875
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 2 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties


--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO
Credit Score                                Loans       Balance        Balance      Balance     Coupon   Score   Score   Score
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                                       3      $559,840          1.70%     $186,846     3.588%     802     808     822
750 - 799                                      45     9,660,071          29.39      214,928      2.605     750     768     793
700 - 749                                      63    11,346,810          34.52      180,263      2.374     700     723     745
650 - 699                                      46    10,259,644          31.21      223,197      2.681     656     680     699
600 - 649                                       4     1,047,773           3.19      262,300      2.352     600     632     646
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722     822
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  722
Lowest:  600
Highest:  822
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining          W.A.
                                         Original   Original  Original     Term to          Loan
Credit Score                                  LTV        LTV       LTV    Maturity           Age
------------------------------------------------------------------------------------------------
800 - 849                                  52.08%     72.52%    80.00%         359             1
750 - 799                                   40.00      72.00     80.00         359             1
700 - 749                                    7.08      73.23     90.00         360             0
650 - 699                                   43.27      71.89     80.00         360             0
600 - 649                                   68.18      74.43     80.00         359             1
------------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360             0
------------------------------------------------------------------------------------------------
W.A.:  722
Lowest:  600
Highest:  822
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.   Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO   FICO
Loan Purpose                                Loans       Balance        Balance      Balance     Coupon   Score   Score  Score
--------------------------------------------------------------------------------------------------------------------------------
Purchase                                       79   $17,032,843         51.81%     $215,840     2.719%     600     729    806
R/T Refi                                       37     7,937,604          24.15      214,707      2.580     646     711    777
C/O Refi                                       45     7,903,692          24.04      175,769      2.189     657     715    822
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Loan Purpose                                  LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
Purchase                                    7.08%     75.43%    90.00%         359            1
R/T Refi                                    43.27      69.46     80.00         360            0
C/O Refi                                    52.08      69.16     80.00         360            0
-----------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 3 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties


--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO
Property Type                               Loans       Balance        Balance      Balance     Coupon   Score   Score   Score
--------------------------------------------------------------------------------------------------------------------------------
Single Family                                  71   $14,585,763         44.37%     $205,617     2.409%     645     721     802
2-4 Family                                     34     7,453,379          22.67      219,423      2.853     657     713     774
PUD                                            31     6,410,745          19.50      207,007      2.487     600     728     806
Condominium                                    25     4,424,251          13.46      177,148      2.654     646     729     822
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722     822
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining          W.A.
                                         Original   Original  Original     Term to          Loan
Property Type                                 LTV        LTV       LTV    Maturity           Age
------------------------------------------------------------------------------------------------
Single Family                              40.00%     70.20%    80.00%         360             0
2-4 Family                                  45.15      74.77     90.00         359             1
PUD                                         60.07      76.10     80.00         359             1
Condominium                                  7.08      70.89     80.00         360             0
------------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360             0
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.   Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO   FICO
State                                       Loans       Balance        Balance      Balance     Coupon   Score   Score  Score
--------------------------------------------------------------------------------------------------------------------------------
California                                     51   $13,622,691         41.44%     $267,310     2.655%     657     721    822
Nevada                                         16     3,281,606           9.98      205,428      2.268     600     708    791
New York                                        7     2,351,984           7.15      336,486      3.020     680     731    773
New Jersey                                      9     2,157,503           6.56      240,167      2.235     645     726    784
Texas                                          15     1,895,457           5.77      126,392      2.447     675     724    791
Other                                          63     9,564,898          29.10      151,947      2.500     644     724    806
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
State                                         LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
California                                  7.08%     69.72%    80.00%         360            0
Nevada                                      65.00      73.00     80.00         359            1
New York                                    40.00      63.99     80.00         359            1
New Jersey                                  68.18      74.60     80.00         359            1
Texas                                       62.79      80.84     90.00         360            0
Other                                       62.07      76.18     80.00         360            0
-----------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 4 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties


--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.   Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO   FICO
Occupancy Status                            Loans       Balance        Balance      Balance     Coupon   Score   Score  Score
--------------------------------------------------------------------------------------------------------------------------------
Investor                                      161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Occupancy Status                              LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
Investor                                    7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.   Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO   FICO
Original LTV                                Loans       Balance        Balance      Balance     Coupon   Score   Score  Score
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                                    1       $23,946          0.07%      $24,000     5.375%     730     730    730
30.01 - 40.00                                   1       598,612           1.82      600,000      5.375     773     773    773
40.01 - 50.00                                   2       822,841           2.50      411,750      2.754     674     704    757
50.01 - 60.00                                   6     1,479,346           4.50      246,828      3.574     693     747    822
60.01 - 70.00                                  54    10,004,120          30.43      185,441      2.396     645     714    793
70.01 - 80.00                                  93    19,462,873          59.20      209,467      2.423     600     723    806
80.01 - 90.00                                   4       482,400           1.47      120,600      4.250     705     706    707
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722    822
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  72.48%
Lowest:  7.08%
Highest:  90.00%
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Original LTV                                  LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
0.01 - 10.00                                7.08%      7.08%     7.08%         359            1
30.01 - 40.00                               40.00      40.00     40.00         359            1
40.01 - 50.00                               43.27      43.94     45.15         360            0
50.01 - 60.00                               52.08      56.95     59.71         359            1
60.01 - 70.00                               60.07      67.78     70.00         360            0
70.01 - 80.00                               71.08      77.92     80.00         360            0
80.01 - 90.00                               90.00      90.00     90.00         360            0
-----------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360            0
-----------------------------------------------------------------------------------------------
W.A.:  72.48%
Lowest:  7.08%
Highest:  90.00%
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 5 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties


------------------------------------------------------------------------------------------------------------------------------
                                         Number     Aggregate        Percent       Average
                                             of       Current       of Loans      Original      W.A.    Min.    W.A.   Max.
                                       Mortgage     Principal   by Principal     Principal     Gross    FICO    FICO   FICO
Scheduled Remaining Term                  Loans       Balance        Balance       Balance    Coupon   Score   Score  Score
------------------------------------------------------------------------------------------------------------------------------
355 - 360                                   161   $32,874,138        100.00%      $204,380    2.558%     600     722    822
------------------------------------------------------------------------------------------------------------------------------
Total:                                      161   $32,874,138        100.00%      $204,380    2.558%     600     722    822
------------------------------------------------------------------------------------------------------------------------------
W.A.:  359.5 months
Lowest:  356 months
Highest:  360 months
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                            W.A.
                                           Min.       W.A.      Max.   Remaining         W.A.
                                       Original   Original  Original     Term to         Loan
Scheduled Remaining Term                    LTV        LTV       LTV    Maturity          Age
---------------------------------------------------------------------------------------------
355 - 360                                 7.08%     72.48%    90.00%         360            0
---------------------------------------------------------------------------------------------
Total:                                    7.08%     72.48%    90.00%         360            0
---------------------------------------------------------------------------------------------
W.A.:  359.5 months
Lowest:  356 months
Highest:  360 months
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 6 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties


-----------------------------------------------------------------------------------------------------------------------------
                                         Number    Aggregate        Percent      Average
                                             of      Current       of Loans     Original       W.A.    Min.    W.A.    Max.
                                       Mortgage    Principal   by Principal    Principal      Gross    FICO    FICO    FICO
Gross Margin                              Loans      Balance        Balance      Balance     Coupon   Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
1.550                                         1     $150,000          0.46%     $150,000     1.375%     822     822     822
2.150                                         1      113,943           0.35      114,400      4.125     753     753     753
2.275                                         2      555,700           1.69      277,850      1.375     684     704     727
2.775                                         1      245,148           0.75      245,700      4.750     778     778     778
2.875                                         2      286,099           0.87      143,250      3.554     696     701     708
2.950                                         1      176,900           0.54      176,900      1.375     715     715     715
3.025                                         5    1,339,441           4.07      268,059      2.330     664     686     714
3.050                                         2      380,398           1.16      190,900      2.125     600     627     728
3.100                                         1      254,500           0.77      254,500      1.375     693     693     693
3.125                                         3      755,771           2.30      252,550      3.205     706     728     752
3.175                                         2      429,341           1.31      215,000      4.018     690     736     757
3.200                                         2      218,296           0.66      109,148      2.125     684     696     705
3.250                                         1       99,000           0.30       99,000      1.375     714     714     714
3.275                                         2      512,974           1.56      257,345      2.125     727     775     784
3.325                                        47    9,824,459          29.89      209,258      3.458     656     729     806
3.350                                         1      385,482           1.17      386,250      2.125     745     745     745
3.375                                         1      248,000           0.75      248,000      1.375     730     730     730
3.425                                        17    2,537,387           7.72      149,688      2.101     664     747     791
3.450                                         1      156,817           0.48      157,000      5.500     646     646     646
3.475                                         1      202,400           0.62      202,400      2.125     644     644     644
3.500                                         5    1,404,560           4.27      280,912      1.375     693     720     752
3.525                                         4      486,531           1.48      121,875      2.125     704     737     763
3.575                                         6    1,457,437           4.43      243,050      3.022     674     710     753
3.625                                         8    1,700,240           5.17      212,530      1.375     657     736     778
3.675                                         2      293,582           0.89      147,000      2.125     675     720     738
3.700                                         1      168,000           0.51      168,000      1.375     668     668     668
3.750                                         2      321,750           0.98      160,875      2.125     731     731     731
3.800                                         1      187,500           0.57      187,500      1.375     734     734     734
3.825                                         8    2,339,352           7.12      292,656      2.997     664     707     765
-----------------------------------------------------------------------------------------------------------------------------
Continued...
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                            W.A.
                                           Min.       W.A.      Max.   Remaining          W.A.
                                       Original   Original  Original     Term to          Loan
Gross Margin                                LTV        LTV       LTV    Maturity           Age
----------------------------------------------------------------------------------------------
1.550                                    52.08%     52.08%    52.08%         360             0
2.150                                     80.00      80.00     80.00         359             1
2.275                                     65.00      72.10     80.00         360             0
2.775                                     70.00      70.00     70.00         359             1
2.875                                     62.79      67.28     70.00         359             1
2.950                                     62.07      62.07     62.07         360             0
3.025                                     65.74      70.04     75.23         360             0
3.050                                     77.63      78.13     80.00         359             1
3.100                                     76.43      76.43     76.43         360             0
3.125                                     70.00      72.75     75.00         359             1
3.175                                     45.15      53.05     70.00         359             1
3.200                                     80.00      80.00     80.00         360             0
3.250                                     79.20      79.20     79.20         360             0
3.275                                     75.00      75.81     80.00         358             2
3.325                                      7.08      72.18     80.00         359             1
3.350                                     79.99      79.99     79.99         359             1
3.375                                     80.00      80.00     80.00         360             0
3.425                                     53.33      72.46     80.00         359             1
3.450                                     76.59      76.59     76.59         358             2
3.475                                     80.00      80.00     80.00         360             0
3.500                                     70.00      76.39     80.00         360             0
3.525                                     65.00      65.00     65.00         359             1
3.575                                     43.27      57.00     80.00         359             1
3.625                                     70.00      77.41     80.00         360             0
3.675                                     66.67      70.48     80.00         359             1
3.700                                     70.00      70.00     70.00         360             0
3.750                                     65.00      65.00     65.00         360             0
3.800                                     75.00      75.00     75.00         360             0
3.825                                     60.07      73.90     80.00         360             0
----------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 7 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties

------------------------------------------------------------------------------------------------------------------------------
....continued
------------------------------------------------------------------------------------------------------------------------------
                                         Number     Aggregate        Percent       Average
                                             of       Current       of Loans      Original      W.A.    Min.    W.A.    Max.
                                       Mortgage     Principal   by Principal     Principal     Gross    FICO    FICO    FICO
Gross Margin                              Loans       Balance        Balance       Balance    Coupon   Score   Score   Score
------------------------------------------------------------------------------------------------------------------------------
3.900                                         2       453,750           1.38       226,875     1.375     672     672     672
3.925                                         2       556,000           1.69       278,000     1.375     645     652     668
3.950                                         1        70,700           0.22        70,700     1.375     716     716     716
3.975                                         5       796,800           2.42       159,360     1.559     672     733     763
4.000                                         4       715,480           2.18       178,870     1.375     775     780     791
4.025                                         2       325,600           0.99       162,800     2.125     664     673     730
4.075                                         4       804,700           2.45       201,175     1.375     684     694     703
4.225                                         4       977,700           2.97       244,425     1.375     690     743     774
4.325                                         1       400,000           1.22       400,000     2.125     687     687     687
4.375                                         1        60,000           0.18        60,000     1.375     662     662     662
5.850                                         4       482,400           1.47       120,600     4.250     705     706     707
------------------------------------------------------------------------------------------------------------------------------
Total:                                      161   $32,874,138        100.00%      $204,380    2.558%     600     722     822
------------------------------------------------------------------------------------------------------------------------------
W.A.:  3.507%
Lowest:  1.550%
Highest:  5.850%
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
....continued
------------------------------------------------------------------------------------------------
                                                                            W.A.
                                           Min.       W.A.      Max.   Remaining          W.A.
                                       Original   Original  Original     Term to          Loan
Gross Margin                                LTV        LTV       LTV    Maturity           Age
------------------------------------------------------------------------------------------------
3.900                                     75.00      75.00     75.00         360             0
3.925                                     68.18      71.75     80.00         360             0
3.950                                     70.00      70.00     70.00         360             0
3.975                                     80.00      80.00     80.00         360             0
4.000                                     59.71      68.49     80.00         360             0
4.025                                     70.00      71.88     72.18         360             0
4.075                                     68.48      74.18     80.00         360             0
4.225                                     73.38      78.56     80.00         360             0
4.325                                     69.57      69.57     69.57         360             0
4.375                                     80.00      80.00     80.00         360             0
5.850                                     90.00      90.00     90.00         360             0
------------------------------------------------------------------------------------------------
Total:                                    7.08%     72.48%    90.00%         360             0
------------------------------------------------------------------------------------------------
W.A.:  3.507%
Lowest:  1.550%
Highest:  5.850%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 8 of 9

Global Structured Finance                                          161 records
                                                           Balance: 32,874,138
                                  CWMBS 05-11
                         Group 3 - Investor Properties

--------------------------------------------------------------------------------------------------------------------------------
                                           Number     Aggregate        Percent      Average
                                               of       Current       of Loans     Original       W.A.    Min.    W.A.    Max.
                                         Mortgage     Principal   by Principal    Principal      Gross    FICO    FICO    FICO
Maximum Rate (ARMs)                         Loans       Balance        Balance      Balance     Coupon   Score   Score   Score
--------------------------------------------------------------------------------------------------------------------------------
9.850                                           1      $429,534          1.31%     $431,250     2.125%     784     784     784
9.950                                         158    32,101,165          97.65      203,357      2.574     600     721     822
10.325                                          2       343,440           1.04      171,720      1.557     702     708     727
--------------------------------------------------------------------------------------------------------------------------------
Total:                                        161   $32,874,138        100.00%     $204,380     2.558%     600     722     822
--------------------------------------------------------------------------------------------------------------------------------
W.A.:  9.953%
Lowest:  9.850%
Highest:  10.325%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining          W.A.
                                         Original   Original  Original     Term to          Loan
Maximum Rate (ARMs)                           LTV        LTV       LTV    Maturity           Age
------------------------------------------------------------------------------------------------
9.850                                      75.00%     75.00%    75.00%         358             2
9.950                                        7.08      72.49     90.00         360             0
10.325                                      65.00      68.64     80.00         360             0
------------------------------------------------------------------------------------------------
Total:                                      7.08%     72.48%    90.00%         360             0
------------------------------------------------------------------------------------------------
W.A.:  9.953%
Lowest:  9.850%
Highest:  10.325%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 9 of 9